                                                                    Exhibit 10.8




                  SECOND AMENDMENT, SEVENTH WAIVER AND AGREEMENT, dated as of November 11, 1998 (this "Amendment"), among FPA MEDICAL MANAGEMENT, INC., a Delaware corporation and debtor and debtor-in-possession (the "Borrower"), each direct and indirect Subsidiary of the Borrower party to the Credit Agreement referred to below (the "Guarantors"), each of which Guarantors is a debtor and debtor-in-possession, the several banks and other financial institutions from time to time parties to the Credit Agreement referred to below (the "Lenders") and BANKBOSTON, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H :


                  WHEREAS, the parties to this Amendment are parties to the Revolving Credit and Guarantee Agreement dated as of July 20, 1998 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement");

                  WHEREAS, the Borrower has requested that the Lenders agree to certain amendments, waivers and agreements to the Credit Agreement to reflect
(a) the Lenders' agreement to permit the making of Loans for the limited purpose of paying certain post-Filing Date liabilities associated with the assets of FPA Medical Management of California, Inc. formerly known as the "Orange Coast assets", (b) the Borrower's determination to amend the business units designated as "Core Businesses" and, in connection therewith, the Borrower's delivery of a proposed revised Budget (the "November 16 Proposed Budget"), (c) the Borrower's transfer of its cash management system from Bank of America NT & SA to First Union National Bank and (d) the waiver of existing Defaults and Events of Default; and

                  WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested amendments, waivers and agreements, but only upon the terms and subject to the conditions set forth herein.

                  NOW THEREFORE, in consideration of the premises, the parties hereto agree as follows:

                  SECTION 1.  DEFINITIONS.

                  Unless otherwise defined herein and except as set forth in this Amendment, terms defined in the Credit Agreement are used herein as therein defined.

                  SECTION 2.  AMENDMENTS TO CREDIT AGREEMENT.

                  2.1 Amendments to Section 1.1 (Defined Terms) of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by (a) deleting the definition of each of the terms "Core Business", "Maturity Date" and "Recovery Event" in its entirety and (b) adding to said Section the following definitions in their appropriate alphabetical order:

                  " "Cash Management Bank": First Union National Bank or any Affiliate thereof, in its capacity as cash management bank of the First Union Accounts.

                  "Core Business": each of Sterling, HPI, the Florida Region, the Kansas City Clinics, Meridian, Carolina Health Care Group and the San Antonio Region.

                  "Corporate": the collective reference to the business operations and administrative functions of the San Diego corporate office and the business previously known as Cornerstone Physicians Corporation.

                  "First Union Accounts": the collective reference to the FPA Concentration Account, the FPA Investment Account, the Sterling Concentration Account, the Sterling Investment Account and the First Union Cash Collateral Account.

                  "First Union Cash Collateral Account": the account maintained by the Borrower at the Cash Management Bank as collateral security for losses of the Cash Management Bank, if any, incurred in connection with the provision of cash management services to the Borrower and Sterling and designated as the "FPA Cash Management Cash Collateral Account".

                  "Florida Region": the businesses operated by FPA Medical Management of Florida, Inc. and its Subsidiaries and Affiliates in Florida, including the Humana and PCA clinics in Jacksonville, Orlando and South Florida and the Tampa MSA's.

                  "FPA Concentration Account": the account numbered 2000001209167 maintained by the Borrower at the Cash Management Bank.

                  "FPA Investment Account": the account numbered 23254162 maintained by the Borrower with First Union Capital Markets, a division of Wheat Capital Markets, Inc. and an Affiliate of First Union National Bank.

                  "Kansas City Clinics": the medical clinics operated by Healthcap-Missouri, Inc. in or around Kansas City, Missouri.

                  "Maturity Date": February 1, 1999; provided that if on or before January 25, 1999, the Bankruptcy Court has entered the Confirmation Order in form and substance satisfactory to the Required DIP Lenders, confirming a Reorganization Plan in form and substance satisfactory to the Required DIP Lenders, the "Maturity Date" shall, automatically, without the necessity of further action by any party (so long as no Default or Event of Default shall have occurred and be continuing on the original Maturity Date), be extended to April 1, 1999.

                  "Meridian": the medical clinics operated by the Meridian Medical Group in or around Atlanta, Georgia.

                  "Recovery Event": any (i) settlement of or payment in respect of a property or casualty insurance claim relating to any asset of the Borrower or any of its Subsidiaries, (ii) collection of On Hold Receivables in excess of an aggregate of $5,000,000 of such collections, and (iii) collection by the Borrower or any of its Subsidiaries of accounts receivable relating to closed or sold businesses.

                  "San Antonio Region": the businesses operated by Subsidiaries of the Borrower in or around San Antonio, Texas, including the Gonzaba Medical Group, the Temple Jackson Clinics and the San Antonio Network of Physicians.

                  "Sterling Concentration Account": the account numbered 2115002238844 maintained by Sterling at the Cash Management Bank.

                  "Sterling Investment Account": the account numbered 13139357 maintained with First Union Capital Markets, a division of Wheat Capital Markets, Inc. and an Affiliate of First Union National Bank."

                  2.2 Amendments to Section 2.8 (Mandatory Prepayments and Commitment Reduction; Use of Cash Collateral). Section 2.8 of the Credit Agreement is hereby amended by adding to said Section the following new paragraph (c):

                  "(c) Notwithstanding anything to the contrary contained in
                  Section 2.8(b), Net Cash Proceeds from Recovery Events consisting of collections by the Borrower or any of its Subsidiaries of accounts receivable relating to closed or sold businesses shall be applied toward the prepayment of the outstanding principal amount of the Loans on the first and fifteenth of each month, commencing with November 15, 1998, provided that no such application shall be required unless the amount to be applied is equal to or greater than $100,000.
                  Any amounts not applied in accordance with the preceding proviso shall be carried over to next prepayment date."

                  2.3 Amendments to Section 5.2 (Certificates; Other Information) of the Credit Agreement. Section 5.2 of the Credit Agreement is hereby amended by (a) deleting paragraph "(b)" of said Section in its entirety and (b) substituting in lieu thereof the following new paragraph "(b)":

                  "(b) the Administrative Agent and each Lender not later than 5:00 p.m., New York City time, on each Wednesday of every other calendar week, (i) commencing on November 18, 1998 a forecast, in a form acceptable to the Administrative Agent, of cash flows of each of (x) the Loan Parties, taken as a whole,
                  (y) each Core Business and Corporate and (z) the Loan Parties that are not part of a Core Business or Corporate, taken as a whole, for the period of eight consecutive calendar weeks commencing with the week in which such forecast is delivered (ii) on each Wednesday of every calendar week, commencing on November 18, 1998, a comparison of actual cash flows of each of (x) the Loan Parties, taken as a whole, (y) each Core Business and Corporate and (z) the Loan Parties that are not part of a Core Business or Corporate, taken as a whole, for the immediately preceding week to the most recently forecasted cash flows of the applicable Loan Parties for such week, with an explanation of any significant variance, in each case accompanied by a certificate of a Responsible Officer of the Borrower stating that such forecast and comparison are based upon reasonable estimates and assumptions and information that is accurate to the best knowledge of such Responsible Officer and that such Responsible Officer has no reason to believe that either of such forecast or comparison is incorrect or misleading in any material respect, and (iii) not later than 5:00 p.m., New York City time, on the Wednesday of every calendar week, commencing July 29, 1998, a report regarding the termination of, or material modification to, any contract of the Borrower or any of its Subsidiaries with any hospitals or other healthcare facilities, any Affiliated Professional Corporation involving annual net revenues in excess of $500,000;".

                  2.4 Amendments to Section 6.2 (Limitation on Liens) of the Credit Agreement. Section 6.2 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of paragraph (g) of said Section, (b) deleting the period at the end of paragraph (h) of said Section and substituting in lieu thereof "; and", and (c) adding at the end of said Section immediately after paragraph (h) a new paragraph (i) as follows:

                  "(i) Liens and rights of setoff in favor of the Cash Management Bank in the First Union Accounts and amounts on deposit therein to secure losses incurred by the Cash Management Bank in connection with provision of cash management services to the Borrower or Sterling, in each case to the extent provided in an order of the Bankruptcy Court approving the Borrower's and Sterling's cash management arrangements with the Cash Management Bank, which order shall be in form and substance satisfactory to the Administrative Agent."

                  2.5 Amendments to Section 6.4 (Limitation on Fundamental Changes to Core Businesses) of the Credit Agreement. Section 6.4 of the Credit Agreement is hereby amended by (a) deleting said Section in its entirety and (b) substituting in lieu thereof the following new Section 6.4:

                  "6.4 Limitation on Fundamental Changes to Core Businesses. As to any Loan Party that is part of a Core Business and FPA Axminster Medical Group, Inc., enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business, (a) unless any Requirement of Law requires that any Affiliated Professional Corporation merge with, or transfer assets to, a Subsidiary of the Borrower that is part of a Core Business, in which case such transaction may occur with the consent of the Required Lenders (not to be unreasonably withheld), (b) except any Loan Party that is part of a Core Business may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to any other Loan Party that is part of the same Core Business, and (c) except that FPA Axminster Medical Group, Inc. may consummate a transaction for the sale of all or substantially all of its assets on terms not materially less favorable than the terms set forth on the term sheet attached hereto as Exhibit A."

                  2.6 Amendments to Section 6.5 (Limitation on Sale of Assets) of the Credit Agreement. Section 6.5 of the Credit Agreement is hereby amended by adding the following proviso to the end of paragraph (b) of said Section:

                  "provided that FPA Axminster Medical Group, Inc. may sell its assets as provided in Section 6.4(c)."

                 2.7 Amendments to Section 6.17 (Reorganization Plan) of the Credit Agreement. Section 6.17 of the Credit Agreement is hereby amended by substituting the dates "December 31, 1998" and "March 15, 1999" for the dates "November 15, 1998" and "December 31, 1998", respectively, in said Section.

                  2.8 Amendments to Section 6.19 (Minimum Net Cash Flow From Operations) of the Credit Agreement. Section 6.19 of the Credit Agreement is hereby amended by deleting said Section in its entirety and substituting in lieu thereof the following new Section 6.19:

                  "6.19 Minimum Net Cash Flow From Operations. Permit actual cumulative Net Cash Flow from Operations of any of (a) the Borrower and the Guarantors, taken as a whole, (b) Sterling,
                  (c) the Florida Region, (d) the Kansas City Clinics or (e) Meridian, for the period from November 1, 1998 through each of
                  (i) November 27, 1998, (ii) January 1, 1999, (iii) January 29, 1999, and (iv) February 26, 1999 to be less than 85% of the projected Net Cash Flow from Operations if cumulative Net Cash Flow from Operations is a positive number or in excess of 115% of cumulative Net Cash Flow from Operations if cumulative Net Cash Flow from Operations is a negative number for all applicable entities, all as set forth for each such period on the Budget; provided, that for any period set forth above, if the aggregate cumulative variance from November 1, 1998 through the end of the applicable period (in Dollars) from projected Net Cash Flow from Operations for those among Sterling, the Florida Region, the Kansas City Clinics and Meridian that have failed to satisfy the applicable percentage required above is less than $1,000,000, such entities shall be deemed to be in compliance with this provision."

                  2.9 Amendments to Section 6.20 (Minimum Receipts) of the Credit Agreement. Section 6.20 of the Credit Agreement is hereby amended by deleting said Section in its entirety and substituting in lieu thereof the following new Section 6.20:

                  "6.20 Minimum Receipts. Permit actual aggregate cash receipts of any of (a) the Borrower and the Guarantors, taken as a whole, (b) Sterling, (c) the Florida Region, (d) the Kansas City Clinics or (e) Meridian, for the period from November 1, 1998 through each of (i) November 27, 1998, (ii) January 1, 1999, (iii) January 29, 1999, and (iv) February 26, 1999 to be less than 85% of its projected aggregate cash receipts for the applicable entities as set forth for each such period on the Budget, provided that payments made by payors to third party claimants with respect to post-Filing Date claims on behalf of the Borrower or any Guarantor, as the case may be, shall be deemed to be cash receipts for purposes of this provision to the extent reflected as such on the Budget for the applicable entity; provided, however, that for any period set forth above, if the aggregate cumulative variance from November 1, 1998 through the end of the applicable period (in Dollars) from projected cash receipts for those among Sterling, the Florida Region, the Kansas City Clinics and Meridian that have failed to satisfy the applicable percentage required above is less than $1,000,000, such entities shall be deemed to be in compliance with this provision."

                  SECTION 3.  AGREEMENTS.

                  3.1 Budget. The Lenders hereby accept the November 16 Proposed Budget, a copy of which is annexed hereto as Exhibit B, as the "Budget" for all purposes under the Credit Agreement.

                  3.2  Orange Coast Loans.

                  (a) The Borrower has delivered to the Administrative Agent a schedule (the "OC Liability Schedule"), a copy of which is attached hereto as Exhibit C, detailing the post-Filing Date liabilities associated with the business previously operated by FPA Medical Management of California, Inc. known as "Orange Coast" (each an "OC Liability"; collectively, the "OC Liabilities"), in form and substance reasonably satisfactory to the Administrative Agent.

                  (b) Notwithstanding anything to the contrary contained in the Credit Agreement, including, without limitation, Sections 2.2 and 4.2 thereof, and notwithstanding the occurrence of the Termination Date, but subject to the compliance with Sections 3.2(a) and (c) of this Amendment, the Lenders shall make Loans, severally, on a pro rata basis, in an aggregate amount (the "OC Limit") not to exceed $2,700,000 (including all such Loans made prior to the date hereof ) for the limited purpose of paying OC Liabilities (each such Loan, an "OC Loan";

collectively, the "OC Loans"); provided that the Lenders' obligation to make OC Loans shall terminate upon the effective date of any credit facility entered into in connection with the consummation of a Reorganization Plan for the Borrower or any Guarantor.

                  (c) As the condition precedent to the making of any OC Loan after the date hereof, the Administrative Agent shall have received, with a copy for each Lender, a certificate executed by a Responsible Officer of the Borrower
(i) specifying (A) the amount of the OC Loan and the OC Liability (or OC Liabilities) by type as set forth in the OC Liability Schedule to be paid with the proceeds of the OC Loan, including the payee of such proceeds and (B) the amount of all then outstanding OC Loans , and (ii) certifying that the proceeds of the requested OC Loan will be used solely to satisfy the OC Liability (or OC Liabilities) described in such certificate.

                  (d) Except as otherwise provided herein, OC Loans shall be requested and made in accordance with Section 2.2 of the Credit Agreement.

                  SECTION 4.   WAIVERS

                  Subject to the terms and conditions hereof, the Lenders hereby waive all Defaults or Events of Default under the Credit Agreement arising out of the Borrower's failure to comply with Sections 5.2, 6.2, 6.12, 6.17, 6.19 or
6.20 of the Credit Agreement that occurred prior to the effective date of this Amendment.


                  5.  MISCELLANEOUS.

                  5.1 Effectiveness. This Amendment shall become effective upon the date on which the Administrative Agent shall have received, with counterparts for each Lender, this Amendment, duly executed and delivered by the Borrower, the Guarantors and the Lenders.

                  5.2 Representations and Warranties. After giving effect to this Amendment, each of the representations made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date hereof.

                  5.3 Continuing Effect; No Other Amendments or Agreements. Except as expressly set forth herein, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments and agreements contained herein shall not constitute an amendment of, or agreement as to, any provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

                  5.4 Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof, and the failure to deliver an executed counterpart by other means shall not affect the validity, enforceability or binding effect of this Amendment.

                  5.5 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



                  [remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


BORROWER

FPA MEDICAL MANAGEMENT, INC.


By:
  -------------------------------------
         Name:
         Title:


GUARANTORS

AHI HEALTHCARE SYSTEMS, INC.
AHI (TEXAS) HEALTHCARE SYSTEMS, INC.
AMG MANAGEMENT COMPANY
AMERICAN HEALTH MEDICAL GROUP, DOWNEY, INC.
ARIZONA MANAGED CARE PROVIDERS, LTD.
AVANTI HEALTH SYSTEMS OF TEXAS, INC.
BHP IPA, INC.
BEVERLY HILLS/WEST LOS ANGELES MEDICAL NETWORK, A MEDICAL GROUP, INC. CAROLINA HEALTH CARE GROUP, P.C.
CENTURY FAMILY MEDICAL GROUP, INC.
CINCINNATI HEALTH PARTNERS, INC.
COMPREHENSIVE PRIMARY CARE MSO, INC.
CONNEKT, LLC
CORNERSTONE PHYSICIANS CORPORATION
CORNERSTONE PHYSICIANS OF PHOENIX, INC.
FHC IPA, INC.
FHMG/TDMC MEDICAL GROUP, A PROFESSIONAL CORPORATION
FAMILY PRACTICE ASSOCIATES OF SOUTHERN CALIFORNIA, A MEDICAL CORP. FPA ACQUISITION CORPORATION
FPA AXMINSTER MEDICAL GROUP, INC.
FPA HOLDING COMPANY OF CALIFORNIA, INC.
FPA INDEPENDENT PRACTICE ASSOCIATION, A MEDICAL CORP.

FPA MEDICAL FOUNDATION
FPA MEDICAL GROUP OF ARIZONA, P.C.
FPA MEDICAL GROUP OF CALIFORNIA, INC.
FPA MEDICAL GROUP OF DELAWARE, P.A.
FPA MEDICAL GROUP OF FLORIDA, INC.
FPA MEDICAL GROUP OF GEORGIA, P.C.
FPA MEDICAL GROUP OF KANSAS, P.A.
FPA MEDICAL GROUP OF KENTUCKY, INC.
FPA MEDICAL GROUP OF NEW JERSEY, A PROFESSIONAL CORPORATION
FPA MEDICAL GROUP OF NORTHERN CALIFORNIA, INC.
FPA MEDICAL GROUP OF PENNSYLVANIA, A MEDICAL CORPORATION
FPA MEDICAL GROUP OF TEXAS, A TEXAS PROFESSIONAL ASSOCIATION
FPA MEDICAL GROUP OF THE GREATER BAY AREA, INC.
FPA MEDICAL GROUP, P.A.
FPA MEDICAL MANAGEMENT OF ARIZONA, INC.
FPA MEDICAL MANAGEMENT OF CALIFORNIA, INC.
FPA MEDICAL MANAGEMENT OF FLORIDA, INC.
FPA MEDICAL MANAGEMENT OF GEORGIA, INC.
FPA MEDICAL MANAGEMENT OF ILLINOIS, INC.
FPA MEDICAL MANAGEMENT OF KENTUCKY, INC.
FPA MEDICAL MANAGEMENT OF LOUISIANA, INC.
FPA MEDICAL MANAGEMENT OF MISSOURI, INC.
FPA MEDICAL MANAGEMENT OF NORTH CAROLINA, INC.
FPA MEDICAL MANAGEMENT OF SOUTH CAROLINA, INC.
FPA MEDICAL MANAGEMENT OF TENNESSEE, INC.
FPA MEDICAL MANAGEMENT OF TEXAS, INC.
FPA MEDICAL MANAGEMENT OF THE MID-ATLANTIC, INC.
FPA OF GEORGIA, INC.
FPA SURGICAL CENTER, INC.
FPA WOMEN'S CARE OF GEORGIA, INC.
FPA/GREGORY MEDICAL GROUP OF NEVADA, LTD.

FOUNDATION HEALTH IPA, A PROFESSIONAL MEDICAL CORPORATION
G.P.M. IPA, INC.
GATEWAY IPA, INC.
GATEWAY PHYSICIANS SERVICES, INC.
GOTHAM MANAGEMENT, INC.
GOTHAM MID-TOWN MANAGEMENT, INC.
HAYWARD VESPER MEDICAL GROUP, INC.
HEALTH ONE ASSOCIATES, INC.
HEALTH PARTNERS, INC.
HEALTHCAP, INC.
HEALTHCAP-MISSOURI, INC.
HEALTHCAP-NEVADA, INC.
INTERGROUP IPA, P.C.
MID-LEVEL PRACTITIONERS, INC.
MONTEBELLO PHYSICIANS MEDICAL GROUP, INC.
NOVA HEALTHCARE MEDICAL GROUP, INC.
NOVA PHYSICIANS MEDICAL CORPORATION, INC.
OB-GYN MANAGEMENT, INC.
PHYSICIAN NETWORK OF WHITTIER MEDICAL ASSOCIATES, INC.
PHYSICIANS MEDICAL GROUP OF FLORIDA, INC.
PRIMARY CARE MEDICAL GROUP AT LITTLE COMPANY OF MARY HOSPITAL, INC. PRIVATE PHYSICIANS GROUP AT STANFORD, A MEDICAL GROUP, INC.
SAN ANTONIO HEALTH PARTNERS, INC.
ST. FRANCIS CARE MEDICAL GROUP
STERLING ANESTHESIA, INC.
STERLING CREDENTIALS VERIFICATION SERVICES, INC.
STERLING EMERGENCY MEDICAL CARE, INC.
STERLING EMERGENCY TREATMENT ASSOCIATES, INC.
STERLING HEALTHCARE GROUP, INC.
STERLING HEALTHCARE MEDICAL CORP.
STERLING HEALTHCARE OF TEXAS, P.A.
STERLING MEDICAL GROUP OF MICHIGAN, INC.
STERLING MEDICAL GROUP OF MICHIGAN, P.C.
STERLING MEDNET EMERGENCY SERVICES, INC.
STERLING MIAMI, INC.
STERLING MICHIGAN, P.C.
STERLING PROFESSIONAL EMERGENCY

         PHYSICIANS, LLC
STERLING RADIOLOGY, INC.
STERLING REGIONAL EMERGENCY SERVICES, INC.
STERLING SUB TEXAS, INC.
THE DOCTORS OFFICENTER MEDICAL GROUP OF HOUSTON, P.A.
THE DOCTORS OFFICENTER MEDICAL GROUP OF DALLAS, P.A.
THOMAS-DAVIS MEDICAL CENTERS, P.C.
VIP IPA, A PROFESSIONAL MEDICAL CORPORATION
VIRGINIA HEALTH PARTNERS, INC.
VMS MEDICAL IPA, INC.


By:
  -------------------------------
         Name:
         Title:


BANKBOSTON, N.A., as Administrative Agent and as a Lender


By:
  -------------------------------
         Name:
         Title:


GOLDMAN SACHS CREDIT PARTNERS L.P.


By:
  -------------------------------
         Name:
         Title:


LEHMAN COMMERCIAL PAPER INC.


By:
  -------------------------------
         Name:
         Title:

THE CHASE MANHATTAN BANK


By:
  -------------------------------
         Name:
         Title:


VAN KAMPEN AMERICAN CAPITAL PRIME RATE
INCOME TRUST


By:
  -------------------------------
         Name:
         Title:

                             EXHIBIT A - TERM SHEET

                               EXHIBIT B - BUDGET

                        EXHIBIT C - OC LIABILITY SCHEDULE